Stifel, Nicolaus & Company, Inc.
2006 Texas Field Trip
Tuesday, September 12, 2006
Welcome to MetroBank!
METROCORP
BANCSHARES, INC.

Forward-Looking Statements
The statements contained in this presentation that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements describe MetroCorp’s future plans, projections, strategies and expectations, are based on assumptions and involve a number of risks and uncertainties, many of which are beyond MetroCorp’s control. Actual results could differ materially from those projected due to changes in interest rates, competition in the industry, changes in local and national economic conditions and various other factors. Additional information concerning such factors that could affect MetroCorp is contained in MetroCorp’s filings with the SEC.

Mission
MetroCorp Bancshares, Inc. is a Texas-basedholding company for banking institutions with special focus on Asian markets.  The company strives to provide premier commercial and personal banking services and financial products to the customers we serve. We enhance and develop innovative, optimal and professional core competencies to meet current and emerging needs of our market with passion and urgency.

The Asian population in Texas is about 15.2% of the Asian population of California in 2002 and 17% in 2004 .
Source: U.S. Census, 2000, 2004 Estimates

2000		2004	% Growth
US	10,242,998	13,956,612	36
CA	3,697,513	4,756,181	29
NY	1,044,976	1,346,049	29
TX	562,319	797,325	42
NY	480,276	647,906	35
IL	423,603	552,638	30
FL	266,256	424,951	60
VA	261,025	376,428	44
PN	219,813	295,266	34
MD	210,929	286,136	36
GA	173,170	258,372	49
CT	82,313	120,206	46
Asian population (2000-2004)

Source:  U.S. Census, 2000
* Extrapolation from 2004 Census estimate

		2000	* 2004
■	Houston-Galveston	228,212	324,061
■	Dallas-Fort Worth	195,480	277,582
■	Austin-San Marcos	44,029	65,521
■	San Antonio	23,667	33,607
●
Regional population extrapolation from 2004total State Census estimates

➢	Total Texas	562,319	797,325
Asian Population in Texas
2000-2004

Humble
Jersey Village
HOUSTON
Spring Valley
Bellaire
Pasadena
Sugar Land
Stafford
Clear Lake

METROCORP BANCSHARES, INC.

MetroBank Locations, Houston

Addison
Richardson
DALLAS

METROCORP
BANCSHARES, INC.

MetroBank Locations, Dallas

Siskiyou
Modoc

METROCORP
BANCSHARES, INC.
NASDAQ: MCBI

Asian Population in California

		2000	2004

❖	San Francisco	1,256,258	1,396,565
❖	Los Angeles	1,661,456	1,898,205
❖	San Diego	386,973	476,773
❖
Source:   U.S. Bureau of the census, Census 2000, Census 2004 estimate

Source:  U.S. Bureau of the Census
Asian-American Economic Attributes
	U.S.	Asian

Median Income (2002)	$42,409	$52,018

Median Home Value (2002)	$122,800	$199,300
	(Whites)	(Chinese- Americans)

Savings Deposit	$10,000	$17,000

1,400
1,200
1,000
800
600
400
200
0
Assets
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006 Q2

METROCORP BANCSHARES, INC.

$ in Millions
1987: Open for business
1988: Name Change
1989: Acquisition
– Industrial Bank
1998: MCBI listed on NASDAQ
Oct. 2005:Acquisition
– First United Bank
June 2006: Metro United Bank (name change for First United Bank
Milestones

COMPANY FOCUS
❖
 EARNINGS
❖
 ASSET GROWTH
❖
 ASSET QUALITY
❖
 EFFICIENCIES
❖
 HUMAN RESOURCE DEVELOPMENT

4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
-500
-1,000
-1,500
2,091
2,190
2,530
2,159
1,978
(1,259)
1,469
1,922
2,163
2,507
1,604
2,320
2,260
2,770
2,836
2,914
3,231
3,392
Q1-02
Q2-02
Q3-02
Q4-02
Q1-03
Q2-03
Q3-03
Q4-03
Q1-04
Q2-04
Q3-04
Q4-04
Q1-05
Q2-05
Q3-05
Q4-05
Q1-06
Q2-06

MetroCorp Bancshares, Inc.

02~05: CAGR 9.3%
Q3-03 ~Q4-05: CAGR 35.6%
$ in thousands
Quarterly Net Income Growth

75%
70%
65%
60%
55%
50%
45%
40%
61.5%
59.5%
71.3%
66.9%
64.2%
64.3%
2001
2002
2003
2004
2005
Q2(YTD)/2006
Actual

METROCORP BANCSHARES, INC.

Efficiency Ratio

Loans
Deposits
Total Assets
1,200
1,000
800
600
400
200
0
495
643
744
531
691
842
557
725
595
755
914
771
1,128
826
1012
1,188
2001
2002
2003
2004
2005
Q-2 2006

METROCORP BANCSHARES, INC.

$ in millions
Loans: 11.7% CAGR

Assets: 11.0% CAGR

Deposits: 10.6% CAGR
Balance Sheet Growth

30,000
26,000
22,000
18,000
14,000
10,000
$ in thousands
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Q2-2006
Net Active Principal
Net of Guarantee

METROCORP BANCSHARES, INC.

Non-Performing Assets

3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2.88%
1.84%
1.66%
1.53%
0.97%
0.49%
2001
2002
2003
2004
2005
Q2-2006

1.0%
0.9%
0.8%
0.7%
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
0.88%
0.98%
0.51%
0.20%
0.25%
0.09%
2001
2002
2003
2004
2005
Q2-2006

METROCORP
BANCSHARES, INC.
NASDAQ: MCBI

Net Non-performing Assets / Total Assets
Net charge-offs / Avg. total Loans
Asset Quality

Leaders
An average of 20 years of banking experience

Don J. Wang	Chairman of the Board
George M. Lee	President, CEO, Executive Vice Chair of MetroCorp
David Tai	Chief Business Development Officer, President of Bank
Bert Baker	Chief Lending Officer
David Choi	Chief Financial Officer
Kevin Shu	Chief Accounting Officer
Michelle Phung	Chief Human Resources Officer
Terrance Tangen	Chief Credit Officer
Mitchell Kitayama	CEO, Metro United Bank
Robert Bihr	Chief Credit Officer, Metro United Bank

Investment for The Future
➢
  Branch & Market Expansion
➢
  Business Officers
➢
  Technology Upgrades
➢
  China Representative Offices

Xiamen – Important Foreign Trade Port
•
Overview of Xiamen
–
One of the four Special Economic Zones
–
One of top ten most competitive cities*
•
Gross Area Production
–
GAP achieved sustained annual growth rate of 15% for 5 years in a row
•
Key Industries
–
Electronics, Machinery and Chemical industry
•
Foreign Trade
–
Total foreign trade was $28 billion in 2005
•
$17 billion exports, up 24%; $11 billion imports, up 12%
•
Foreign Investment
–
Thirty Five Fortune 500 companies have invested in Xiamen

Xiamen – City View

Freeway Surrounding Xiamen

International Exhibition Center

MetroCorp Bancshares, Inc.
Stifel, Nicolaus & Company, Inc.
2006 Texas Field Trip
Thank You